                                                                   Exhibit 10.20

Contract Between Jiangsu Linyang Solarfun Co., Ltd. and ISC Konstanz, dated September 5, 2006

                                    CONTRACT





                       JIANGSU LINYANG SOLARFUN CO. LTD.,

        No.666, Linyang Road, Qidong, Jiangsu Province, 226200, P.R China



                                       and



                                  ISC KONSTANZ,

                Rudolf-Diesel-Straae 15, 78467, Konstanz, Germany




agree to cooperate in order to improve the Solarfun's mc-Si and Cz-Si solar cell processes. For this end the following work program will be implemented:




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DELIVERY NO                     PROCESS                                          REMARK                        COST [EUR]
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
(1)          VISIT SOLARFUN (August 2006)                             Travelling: ISC Konstanz                 6.750(euro)
                                                                      co-workers use economy class and
             RECORD OF CURRENT PROCESSES                              cheap flight connections.

             Two scientists from ISC Konstanz will visit Solarfun     Max. 2500(euro) for travelling and
             for one week and analyse the current cell process.       accommodation
             They will give a first estimation of possible
             improvements.                                            4250(euro) for two person weeks


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

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DELIVERY NO                     PROCESS                                          REMARK                        COST [EUR]
------------------------------------------------------------------------------------------------------------------------------------
(2)          LOSS ANALYSIS (Start: September 2006) On five            Detailed characterization of at          4.500(euro)
             typical Si solar cells:                                  least five typical Si solar
                                                                      cells.
             - illuminated and dark IV-characteristics
                                                                      Determination of electrical and
             -IQE (internal quantum efficiency)                       optical losses of such devices.

             -Reflection on cell surface                              4250(euro) for two person weeks

             -LBIC (light induced current)                            25(euro) for chemicals and small
                                                                      spare parts
             -Emitter and BSF profile by ECV
                                                                      225(euro) for equipment depreciation
             -optical inspection of metal fingers
                                                                      1 person, 2 weeks
             -measurement of contact resistivities

             -lifetime measurements on wafers

             -Computer simulation to determine the further potential of such devices


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(3)          STANDARD CELL PROCESS AT ISC KONSTANZ                                                             4.700(euro)

             Standard cell process on 50 monowafers and               4250(euro) for two person weeks
             characterisation.
                                                                      50(euro) for chemicals
             Wafer size: 125mm.
                                                                      400(euro) for equipment depreciation
             Target: 16,5-17% efficiency for Cz-Si


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(4)          STANDARD CELL PROCESS AT ISC KONSTANZ                                                             option

             Standard cell process on 50 monowafers and               4250 (euro) for two person
             characrerisation of different Solarfun providers.        weeks

             Wafer size: 125mm                                        50(euro) for chemicals

             Target: 16,5-17% efficiency for Cz-Si                    400(euro) for equipment depreciation


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(5)          STANDARD CELL PROCESS AT ISC KONSTANZ                                                             4.700(euro)

             Standard cell process on 50 mc-wafers and                4250(euro) for two person weeks
             characterisation.
                                                                      50(euro) for chemicals
             Wafer size: 125mm
                                                                      400(euro) for equipment depreciation
             Target: 15-15,5% efficiency


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(6)          STANDARD CELL PROCESS AT ISC KONSTANZ                                                             option

             Standard cell process on 50 mc-wafers and                4250 (euro) for two person weeks
             characterisation of different Solarfun providers.

------------------------------------------------------------------------------------------------------------------------------------
DELIVERY NO                     PROCESS                                          REMARK                        COST [EUR]
------------------------------------------------------------------------------------------------------------------------------------
             Wafer size: 125mm                                        50(euro) for chemicals

             Target: 15-15,5% efficiency                              400(euro) for equipment depreciation


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(7)          Process improvement and troubleshooting at Solarfun                      on a time and travel cost basis


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(8)          ESTIMATION OF HIGH TEMPERATURE PROCESS STEPS             Wafers from different                    2.100(euro)
                                                                      providers react different
             High temperature treatment (e.g. 900(0)C/300min) of      on high temperature process
             Solarfun wafers and wafers from at least two further     steps.
             providers for comparison
                                                                      High temp. process are
             Lifetime measurements for characterisation               necessary for some advanced cell
                                                                      concepts.


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(9)          IMPROVEMENT OF METALLISATION                             4250(euro) for two person weeks            4.750(euro)

             Solarfun wafers will be metallised with newly            100(euro) for chemicals
             developed pastes and screens on improved emitters to
             increase the spectral response of the cells              400(euro) for equipment
             especially in the short wavelength range.                depreciation


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(10)         WORKSHOP                                                                 on a time and travel cost basis

             1-2 scientists from ISC Konstanz will held a 3 days workshop at Solarfun based on the achieved results and possible implementations


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(11)         REPORTING                                                Publication only if agreed               Included
                                                                      between all parties
             Summary and recommendation

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(12)         Others on request                                                        on a time (and travel cost) basis
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



It is envisaged to agree a 36 months framework program.

The prices are net. Additional VAT (currently 16%) must be charged for the person hours spent in Germany (Konstanz).


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
Conditions:

1/3 advanced payment

1/3 after mid term when at least half the work has been delivered

1/3 after finalization and reporting

Details of the work program are confidential and must not be disclosed to third parties or the publicity unless it is agreed by both parties in a written notice.



Date: 05.09.2006





/s/ Yonghua Lu                                      /s/ Kristian Peter

Yonghua Lu                                          Dr. Kristian Peter

Jiangsu Linyang Solarfun Co. Ltd                    ISC Konstanz


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